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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report:                November 15, 1995

                         Commission File Number 1-8241
                                   _________



                             PRESIDIO OIL COMPANY
            (Exact name of registrant as specified in its charter)


           DELAWARE                                 95-3049484
(State or other jurisdiction of                  (I.R.S.Employer
incorporation or organization)                 Identification No.)



                          5613 DTC PARKWAY, SUITE 750
                        ENGLEWOOD, COLORADO 80111-3065
                   (Address of principal executive offices)
                                  (Zip Code)


                                (303) 773-0100
             (Registrant's telephone number, including area code)



                                Not Applicable
             (Former name, former address and former fiscal year,
                         if changed since last report)

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Item 5.      Other Events

Incorporated herein by reference to the Company's press release dated November 15, 1995, contained in Exhibit 20.1 to this form and the Company's press release dated November 17, 1995, contained in Exhibit 20.2 to this form.


Item 7.       Financial Statements and Exhibits

(c)           Exhibits

20.1 The Company's press release dated November 15, 1995, announcing that the Company will pursue negotiations with Tom Brown Inc. for a potential sale of substantially all of the Company's assets.

20.2 The Company's press release dated November 17, 1995, announcing that the Company had initiated discussions with Tom Brown Inc. for a potential sale of substantially all of the Company's assets and that due to the uncertainty concerning the amount of proceeds, if any, that would be available for distribution to holders of the Company's common stock, the American Stock Exchange has halted trading of the Company's Class A and B common stock indefinitely, on such Exchange.

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                                 SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   PRESIDIO OIL COMPANY
                                   -----------------------------
                                   Registrant



DATE:  November 20, 1995           /s/ Charles E. Brammeier
     ---------------------         -----------------------------
                                   Charles E. Brammeier
                                   Controller
                                   (Principal Accounting Officer)
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                                                   EXHIBIT INDEX




Exhibit
Number    Description of Exhibit

20.1      Press release of the Company dated November 15, 1995.

20.2      Press release of the Company dated November 17, 1995.
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